EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock of HCA Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.  In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 17, 2009.

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P., general partner

By:	KKR Millennium GP LLC, general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

KKR ASSOCIATES MILLENNIUM L.P.

By:	KKR Millennium GP LLC, general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

KKR MILLENNIUM GP LLC

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

KKR 2006 FUND L.P.

By:	KKR Associates 2006 L.P., general partner

By:	KKR 2006 GP LLC, general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

KKR ASSOCIATES 2006 L.P.

By:	KKR 2006 GP LLC, general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

KKR 2006 GP LLC

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

OPERF CO-INVESTMENT L.L.C.

By:	KKR Associates 2006 L.P., general partner

By:	KKR 2006 GP LLC, general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

KKR PEI INVESTMENTS, L.P.

By:	KKR PEI Associates L.P., general partner

By:	KKR PEI GP Limited, general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Director

KKR PEI ASSOCIATES L.P.

By:	KKR PEI GP Limited, general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Director

KKR PEI GP LIMITED

By:	/s/ William Janetschek
Name: William Janetschek
Title: Director

KOHLBERG KRAVIS ROBERTS & CO. L.P.

By:	KKR & Co. L.L.C., general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Director

KKR PARTNERS III, L.P.

By:	KKR III GP L.L.C., general partner

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member

KKR III GP L.L.C.

By:	/s/ William Janetschek
Name: William Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Managing Member